UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 17, 2005


                           UNION DENTAL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


 Florida                              000-32563                    650710392
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                        Identification No.)


  1700 University Drive, Suite 200
  Coral Springs, FL                                             33071
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (954) 575-2252


                        NATIONAL BUSINESS HOLDINGS, INC.
                     4878 Ronson Court, San Diego, CA 92111
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         (Former name or former address, if changed since last report.)




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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act [(17 CFR 240.14d-2(b)]

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act [(17 CFR 240.13e-4(c)].

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Effective on February 17, 2005, Dr. Leonard I. Weinstein resigned as a member of the board of directors of Union Dental Corp., a Florida corporation and wholly owned subsidiary of Union Dental Holdings, Inc. The employment agreement by and between Union Dental Corp. and Dr. Weinstein dated October 26, 2004 was rescinded. Dr Weinstein waived his right to an annual base salary of
$60,000, the right to receive $500 per meeting as a director, and his entitlement to receive an option to purchase 156,250 shares of Union Dental Holdings, Inc. restricted common stock at a 10% discount from the first quote after the Acquisition. In addition, the Shareholder's Agreement and Management Contract entered into by and between Union Dental Corp and Tropical Medical Services, a company that Dr. Weinstein is President has been rescinded whereby upon certain contingencies being met, Dr. Weinstein was to receive 960,000 shares of the Issuer.


Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

     On January 11, 2005, the Corporation amended its Articles of Incorporation to change its name from National Business Holdings, Inc. to Union Dental Holdings, Inc. On February 8, 2005, the Corporation amended its Articles of Incorporation as set forth below in connection with the December 27, 2004 acquisition of both Union Dental Corp, and Direct Dental Services, Inc. through a share exchange and reorganization (the "Acquisition"). Pursuant to the Acquisition, the Corporation was to issue 1,000,000 shares of its preferred stock with each share of preferred stock providing voting rights equal to 15 shares of the Corporation's common stock. The Acquisition was disclosed in the Corporation's Form 8-K filed with the Commission on January 4, 2005 and the Form 8-KA filed on February 4, 2005.

     On February 8, 2005, the Corporation amended Article III of its Amended and Restated Articles of Incorporation dated January 11, 2005 by the Corporation's sole director on February 7, 2005, pursuant to F.S. 607.0602. Of these shares of Preferred Stock, 1,000,000 shall be designated as Class "A" Preferred Stock
("Class A Preferred"). The number of shares of Class A Preferred shall be limited to 1,000,000. The shares of Class A Preferred shall be issued as full shares, having $0.0001 par value per share. There are no dividend rights, liquidation preferences or conversion rights applicable to the shares of Class A Preferred. The shares of Class A Preferred shall have voting rights. For voting purposes, such class shall be considered part of the Common Shares and shall vote with the common stock, rather than as a separate class of preferred stock. Each share of Class A Preferred shall have 15 votes per share.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

        C. Exhibits


Exhibit 3(i).5 Amended and Restated Articles of Incorporation of National Business Holdings, Inc.*

Exhibit 3(i).6 Articles of Amendment to the Amended and Restated Articles of Incorporation of Union Dental Holdings, Inc.*

Exhibit 17.2     Letter of Resignation of Dr. Leonard I. Weinstein*

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*  Filed herewith





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           UNION DENTAL HOLDINGS, INC.


February 23, 2005                      By:  /s/ Dr. George D. Green
                                         --------------------------------
                                     Name: George D. Green
                                    Title: President and Chief Executive Officer